UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of corporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each Exchange on which Registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

A total of 33,360,458 shares, or 94.29%, of the common stock issued and outstanding as of the close of business on the record date of March 6, 2025 (the “Record Date”), were present or represented by proxy at the annual meeting of the stockholders of FTI Consulting, Inc. (the “Company”) held on June 4, 2025 (the “Annual Meeting”). The proposals below were described in detail in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2025 (the “Proxy Statement”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting, the Company’s stockholders approved an amendment to the FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan (the “Plan”) to (i) increase the number of authorized shares of common stock issuable by an additional 676,000 shares and (ii) extend the expiration date to June 4, 2035.

For additional information regarding the Plan, please refer to the heading “Key Plan Provisions” contained in Proposal No. 4 of the Proxy Statement.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, which is filed hereto as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The final voting results for the four proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 - Elect as directors the nine nominees named in the Proxy Statement. The votes cast by stockholders of record as of the Record Date at the Annual Meeting were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Mark S. Bartlett	32,170,813	276,889	20,847	891,909
Elsy Boglioli	32,097,264	341,928	29,357	891,909
Claudio Costamagna	31,926,831	518,844	22,874	891,909
Nicholas C. Fanandakis	32,063,864	381,819	22,866	891,909
Steven H. Gunby	31,588,496	858,450	21,603	891,909
Stephen C. Robinson	32,108,768	329,970	29,811	891,909
Laureen E. Seeger	31,997,007	442,249	29,293	891,909
Eric T. Steigerwalt	32,390,636	55,854	22,059	891,909
Janet H. Zelenka	32,437,829	9,159	21,561	891,909

Proposal No. 2 - Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2025. The votes cast by stockholders of record as of the Record Date at the Annual Meeting were as follows:

For	Against	Abstentions
33,208,841	127,585	24,032

Proposal No. 3 - Vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2024 as described in the Proxy Statement. The votes cast by stockholders of record as of the Record Date at the Annual Meeting were as follows:

For	Against	Abstentions	Broker Non-Votes
32,273,252	170,587	24,710	891,909

The Company’s Board of Directors and Compensation Committee value the views of the Company’s stockholders and will consider the results of this advisory vote when making future decisions on named executive officer compensation.

Proposal No. 4 - Approve the amendment to the FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan to (i) increase the number of authorized shares of common stock issuable by an additional 676,000 shares and (ii) extend the expiration date to June 4, 2035. The votes cast by stockholders of record as of the Record Date at the Annual Meeting were as follows:

For	Against	Abstentions	Broker Non-Votes
31,841,410	601,928	25,211	891,909

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated June 4, 2025, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 5, 2025	By:	/s/ CURTIS P. LU
Curtis P. Lu
General Counsel